                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT

                                    TO THE

                      CHAMPION INTERNATIONAL CORPORATION

                    NONQUALIFIED SUPPLEMENTAL SAVINGS PLAN


Pursuant to Section 7.1 of the Champion International Corporation Nonqualified
                               -----------------------------------------------
Supplemental Savings Plan (the "Plan") the Plan is hereby amended as follows:
- -------------------------

    Section 1.12 of the Plan is amended, effective January 1, 1996, to read as follows:



                 "1.12. 'Executive' means any employee of an Employer who is classified as Grade 20 to 34 by the Employer (except for any employee classified as Grade 31 or 33 but not administered as Grade 20 to 34) and whose Savings Plan Earnings in any Plan Year exceed the applicable Code section 401(a)(17) Limitation, any Vice President, any other key executive who is Grade 20 or higher, and any other employee designated by the Committee as a member of the select group of management or highly compensated employees eligible for participation in the Plan."


IN WITNESS WHEREOF, the undersigned, on behalf of the Pension and Employee Benefits Committee of Champion International Corporation, has executed this Amendment as evidence of its adoption at a meeting of said Committee held on April 26, 1996, and the Chief Executive Officer of Champion International Corporation has subscribed his written approval of this Amendment this 17th day of July, 1996.


                                                       /s/ William C. Foster
                                                       ---------------------
                                                       William C. Foster
                                                       Senior Associate Counsel-
                                                       Human Resources


/s/ Andrew C. Sigler
- --------------------
Andrew C. Sigler
Chief Executive Officer